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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported):  SEPTEMBER 10, 1998

                      BAY VIEW SECURITIZATION CORPORATION
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               (Exact name of registrant as specified in charter)


     DELAWARE                          333-16233                 93-1225376
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 State or other jurisdiction of    (Commission File No.)     (I.R.S. Employer
 incorporation or organization                              Identification No.)


            c/o BAY VIEW BANK
            1840 GATEWAY DRIVE
            SAN MATEO, CALIFORNIA                                   94404
  --------------------------------------                   ---------------------
  Address of principal executive offices                          Zip Code



      Registrant's telephone number, including area code:  (650) 573-7310


      2121 SO. EL CAMINO REAL, SAN MATEO, CALIFORNIA 94403, (650) 573-7310
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  (Former name, former address, and former fiscal year, if changed since last report)
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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits


Exhibit 99.1     Monthly Servicer's Report dated August 31, 1998


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.


                                      BAY VIEW 1997 RA-1 AUTO TRUST
                                 BY:  BAY VIEW SECURITIZATION CORPORATION
                                      ORIGINATOR OF TRUST



Dated:  September 21, 1998    BY:  /s/ David A. Heaberlin
                                   ----------------------
                                    David A. Heaberlin
                                    Treasurer and Chief Financial Officer


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